UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of earliest event reported: March 1, 2011
AMR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-8400	75-1825172

(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4333 Amon Carter Blvd. Fort Worth, Texas	76155

(Address of principal executive offices)	(Zip code)
(817) 963-1234
(Registrant’s telephone number)
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE
AMR PRESENTING AT INVESTOR CONFERENCE
Beverly Goulet, Vice President of Corporate Development and Treasurer of American Airlines, Inc., a subsidiary of AMR Corporation (AMR), will speak at the J.P. Morgan High Yield & Leveraged Finance Conference on Tuesday, March 1, 2011. Ms. Goulet’s presentation will focus on AMR’s recent financial performance and the outlook for the future. Attached hereto as Exhibit 99.1 are slides that will be presented at the time.
Information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section and shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
ITEM 9.01 EXHIBITS

99.1	Slide presentation to be delivered on March 1, 2011.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMR CORPORATION
/s/ Kenneth W. Wimberly
Kenneth W. Wimberly
Dated: March 1, 2011	Corporate Secretary